New Issue Term Sheet and

Computational Materials

$519,331,161 (Approximate)

HASCO 2005-OPT1

HSI Asset Securitization Corporation

Depositor

Wells Fargo Bank, N.A.

Master Servicer, Securities Administrator and Custodian

Option One Mortgage Corporation

Servicer

Lead Underwriter

November 17, 2005

DISCLAIMER

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities (USA) Inc. (“HSBC Securities”) is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer’s or counterparty’s control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.

This New Issue Term Sheet and Computational Materials do not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information in this New Issue Term Sheet and Computational Materials is preliminary and subject to change and shall be deemed superseded and replaced in its entirety by such prospectus and the prospectus supplement.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction (“tax treatment”) and any fact that may be relevant to understanding the tax treatment of the transaction described herein (“tax structure”) and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure.

The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Certificates, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

Mortgage Pass-Through Certificates, Series 2005-OPT1

$519,331,161 (Approximate, Subject to +/- 10% Variance)

HSI Asset Securitization Corporation Trust 2005-OPT1

Issuer

HSI Asset Securitization Corporation

Depositor

First Lien Residential Mortgage Loans

Transaction Highlights

Classes	Principal Balance ($) (1)	Avg Life to Call / Mty(2)(3)(4)	Payment Window to Call / Mty (Months)(2)(3)(4)	Description	Expected Ratings (S&P/ Moody’s/ Fitch)	Initial Credit Enhancement (5)	Benchmark
A-1	$237,081,000	1.00 / 1.00	1 - 22 / 1 -22	Senior Sequential Floater	[AAA / Aaa / AAA]	13.60%	1 Mo. LIBOR
A-2				Not Offered Hereby			1 Mo. LIBOR
A-3				Not Offered Hereby			1 Mo. LIBOR
A-4				Not Offered Hereby			1 Mo. LIBOR
M-1	$34,535,000	4.22 / 4.59	39 - 69 / 39 -118	Mezzanine Floater	[AA+ / Aa1 / AA+]	6.95%	1 Mo. LIBOR
M-2	$17,137,000	4.11 / 4.36	38 - 69 / 38 -99	Mezzanine Floater	[AA / Aa2 / AA]	3.65%	1 Mo. LIBOR
M-3	$2,856,000	4.09 / 4.22	38 - 69 / 38 -80	Mezzanine Floater	[AA- / Aa3 / AA-]	3.10%	1 Mo. LIBOR
M-4	$2,596,000	4.09 / 4.15	37 - 69 / 37 -75	Mezzanine Floater	[A+ / A1 / A+]	2.60%	1 Mo. LIBOR
M-5	$2,596,000	4.03 / 4.03	37 - 69 / 37 -70	Mezzanine Floater	[A / A2 / A]	2.10%	1 Mo. LIBOR
M-6	$7,789,000	3.57 / 3.57	37 - 64 / 37 -64	Mezzanine Floater	[A- / A3 / A-]	0.60%	1 Mo. LIBOR
X				Not Offered Hereby
P				Not Offered Hereby
R				Not Offered Hereby

Notes:

(1)

Bond sizes subject to a variance of plus or minus 10%.

(2)

Certificates are priced to the 10% optional redemption, as described herein.

(3)

Based on the pricing prepayment speed, as described herein.

(4)

Margins on the Class A Certificates and on the Class M Certificates are equal to 2.0x and 1.5x, respectively, of the original margins after the clean-up call date, as described herein.

(5)

Includes initial overcollateralization of 0.60%.

Issuer:	HSI Asset Securitization Corporation Trust 2005-OPT1.
Depositor:	HSI Asset Securitization Corporation.
Seller:	HSBC Bank USA, N.A.
Lead Underwriter:	HSBC Securities (USA) Inc.
Co-Managers:	Blaylock & Company, Inc. and Utendahl Capital Partners, L.P.
Originator:	Option One Mortgage Corporation.
Master Servicer, Securities Administrator and Custodian:	Wells Fargo Bank, N.A.
Servicer:	Option One Mortgage Corporation.
Trustee:	Deutsche Bank National Trust Company.
Mortgage Insurer:	PMI Group, Inc.
Credit Risk Manager:	Pentalpha Surveillance LLC.
Swap Provider	[TBD]
Sample Pool Calculation Date:	October 1, 2005
Cut-off Date:	November 1, 2005.
Expected Pricing Date:	The week of November 13, 2005.
Closing Date:	On or about November 29, 2005.
Distribution Date:	The 25th day of each month (or if such 25th day is not a business day, the next succeeding business day) commencing in December 2005.
Final Scheduled Distribution Date:	November 25, 2035
Certificates:

Approximately $448,702,000 senior floating-rate Certificates (the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates, collectively the “Class A Certificates”) and approximately $67,509,000 mezzanine Certificates (the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates, collectively the “Class M Certificates”).   The Class A-1 Certificates, together with the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates, are referred to herein as the “Offered Certificates”.

Notwithstanding the foregoing definition of Offered Certificates, the Class A-2, Class A-3 and Class A-4 Certificates are not being offered hereby but will be offered pursuant to the Prospectus.
Prospectus:

The Offered Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the “Prospectus”).  Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus.  The information herein is qualified in its entirety by the information appearing in the Prospectus.  To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

PLEASE SEE “RISK FACTORS” IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.
Mortgage Loans:

The aggregate principal balance of the Mortgage Loans as of the Sample Pool Calculation Date is approximately $519,331,161.  The Mortgage Loans consist of 15-, 20- and 30-year fixed-rate mortgage loans; 30-year fixed-rate interest-only mortgage loans; 30-year fully amortizing adjustable-rate mortgage loans that have an initial fixed rate period of either one, two, three, five or fifteen years after origination and thereafter adjust semi-annually based on six-month LIBOR; 15-year fully amortizing adjustable-rate mortgage loans that have an initial fixed rate period of two years after origination and thereafter adjust semi-annually based on six-month LIBOR; 30-year interest-only adjustable-rate mortgage loans that have an initial fixed rate period of either two, three or five years after origination and thereafter adjust semi-annually based on six-month LIBOR; and 30/40 fixed-rate and adjustable-rate balloon mortgage loans. All of the Mortgage Loans are secured by first liens on one- to four-family residential properties.

The collateral tables included in these Computational Materials represent a sample pool of Mortgage Loans (the “Sample Pool”) having the characteristics described therein as of the Sample Pool Calculation Date, and do not include additional Mortgage Loans expected to be included in the trust on the Closing Date.  It is expected that (a) additional Mortgage Loans will be delivered to the trust on the Closing Date and (b) certain Mortgage Loans may be prepaid, become ineligible for transfer to the trust or may otherwise be deleted from the pool of Mortgage Loans delivered to the trust on the Closing Date.

Record Date:	The business day immediately preceding each Distribution Date.
Delay Days:	0 (zero) days on all Certificates.
Due Period:

The Due Period with respect to any Distribution Date commences on the second day of the month immediately preceding the month in which such Distribution Date occurs and ends on the first day of the month in which such Distribution Date occurs.

Interest Accrual Period:

Interest with respect to the Offered Certificates will initially accrue from the Closing Date to, but excluding, the first Distribution Date. Thereafter, interest will accrue from the prior Distribution Date to, but excluding, the then current Distribution Date. With respect to the Offered Certificates, interest will accrue during the related Interest Accrual Period on the basis of a 360-day year and the actual number of days elapsed. The Offered Certificates will settle flat (no accrued interest).

Prepayment Period:

The Prepayment Period applicable to both full or partial prepayments on the mortgage loans with respect to any Distribution Date is the 16th of the calendar month immediately preceding the month in which the Distribution Date occurs through the 15th of the calendar month of the related Distribution Date.

Fixed Pricing Prepayment Speed:	The Fixed Pricing Prepayment Speed for the fixed-rate Mortgage Loans assumes 4% CPR in month 1, building linearly to 27% CPR in month 12, and remaining at 27% CPR thereafter.
ARM 1 Pricing Prepayment Speed:

The ARM 1 Pricing Prepayment Speed for the 1/29, 2/28, 2/13 and 15/15 Mortgage Loans assumes 2% CPR in month 1, building linearly to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR from month 23 to 27, and 35% CPR in month 28 and

ARM 2 Pricing Prepayment Speed:

The ARM 2 Pricing Prepayment Speed for the 3/27, 5/25 and the adjustable-rate 30/40 Mortgage Loans assumes 2% CPR in month 1, building linearly to 30% CPR in month 12, remaining at 30% CPR until month 30, 50% CPR from month 31 to 37, and 35% CPR in month 38 and thereafter.

Tax Treatment:	REMIC.
ERISA Eligible:	Underwriter’s exemption is expected to apply to all Offered Certificates. However, prospective purchasers should consult with their own counsel.
Legal Investment:

The Class A, Class M-1, Class M-2 and Class M-3 Certificates are expected to constitute “mortgage   related securities” for the purposes of the Secondary Mortgage Market Enhancement Act of 1984 (“SMMEA”).

Form of Registration:	Book-entry form through DTC, Clearstream and Euroclear.
Minimum Denominations:	$25,000 and integral multiples of $1 in excess thereof.
Optional Redemption:

At its option, the Servicer may purchase all of the Mortgage Loans (and properties acquired on behalf of the Issuer) when the principal balance of the Mortgage Loans remaining in the trust, as of the last day of the related Due Period, have been reduced to less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Administration Fees:

The “Servicing Fee”, calculated at approximately 0.30% per annum on the aggregate principal balance of the Mortgage Loans for months 1 through 10 from the month of the Closing Date, approximately 0.40% per annum on the aggregate principal balance of the Mortgage Loans for months 11 through 30 from the month of the Closing Date and approximately 0.65% per annum on the aggregate principal balance of the Mortgage Loans for months 31 and thereafter from the month of the Closing Date; and the “Trustee Fee” calculated at the “Trustee Fee Rate” of 0.0025% per annum.  Administration Fees will be paid monthly on the stated principal balance of the Mortgage Loans.

Credit Risk Manager Fee:	The Credit Risk Manager Fee is calculated at the “Credit Risk Manager Fee Rate” of [0.01]% per annum of the aggregate principal balance of the Mortgage Loans.
Expense Adjusted Mortgage Rate:	The applicable mortgage rate on each Mortgage Loan as of the first day of the related Due Period minus the Administration Fees.
Principal & Interest Advances:

The Servicer is required to advance delinquent payments of principal and interest on the Mortgage Loans to the extent such amounts are deemed recoverable. The Servicer is entitled to be reimbursed for such advances, and therefore these advances are not a form of credit enhancement.

Servicing Advances:

The Servicer will pay all out-of-pocket costs related to its obligations, including, but not limited to: (i) expenses in connection with a foreclosed Mortgage Loan prior to the liquidation of such loan, (ii) the costs of any judicial proceedings, including foreclosures and (iii) the cost of managing and liquidating property acquired in relation to the Mortgage Loans, as long as it deems the costs to be recoverable.  The Servicer is entitled to be reimbursed for these advances, and therefore these advances are not a form of credit enhancement.

Compensating Interest:

The Servicer is required to pay Compensating Interest up to the amount of the Servicing Fee to cover prepayment interest shortfalls (“Prepayment Interest Shortfalls”) due to partial and/or full prepayments on the Mortgage Loans.

Credit Enhancement:	1.	Mortgage Insurance Policy;
	2.	Excess spread;
	3.	Net Swap Payments;
	4.	Overcollateralization; and
	5.	Subordination
Mortgage Insurance:

The Mortgage Insurer will provide mortgage insurance on 100% of the Mortgage Loans in the transaction.  Deep mortgage insurance down to 60% LTV will be provided.  A single premium will be paid upfront by the Seller.

Overcollateralization Amount:

The Overcollateralization Amount with respect to any Distribution Date is the excess, if any, of (i) the aggregate principal balance of the Mortgage Loans over (ii) the sum of the aggregate principal balance of the certificates after taking into account the payments of principal to be made on such Distribution Date.  The initial Overcollateralization Amount will be equal to approximately 0.60% of the aggregate principal balance of the Mortgage Loans as of the Cutoff Date.

Overcollateralization Target Amount:

With respect to any Distribution Date, (i) prior to the Stepdown Date, an amount equal to approximately 0.60% of the aggregate principal balance of the Mortgage Loans as of the Cutoff Date, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 1.20% of the then current aggregate outstanding principal balance of the Mortgage Loans as of the last day of the related Due Period and (y) approximately 0.50% of the aggregate principal balance of the related Mortgage Loans as of the Cut-off Date, or (iii) on or after the Stepdown Date and if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date.

Stepdown Date:

The earlier of (i) the first Distribution Date on which the aggregate principal balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (x) the Distribution Date occurring in December 2008 and (y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans to the holders of the Certificates then entitled to payments of principal on such Distribution Date) is greater than or equal to approximately 27.20%.

Credit Enhancement Percentage:

The Credit Enhancement Percentage for any class of Offered Certificates for any Distribution Date is the percentage obtained by dividing (x) the aggregate principal balance of the class or classes subordinate thereto and the Overcollateralization Amount by (y) the aggregate principal balance of the Mortgage Loans, calculated after taking into account payments of principal on the Mortgage Loans to the holders of the Certificates then entitled to payments of principal on such Distribution Date.

Target Credit Enhancement Percentage
Class	Initial	On and After Step down
A	13.60%	27.20%
M-1	6.95%	13.90%
M-2	3.65%	7.30%
M-3	3.10%	6.20%
M-4	2.60%	5.20%
M-5	2.10%	4.20%
M-6	0.60%	1.20%

Trigger Event:

A Trigger Event will have occurred with respect to any Distribution Date on or after the Stepdown Date if (x) the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding calendar month exceeds 58.80% of the Credit Enhancement Percentage for the Class A Certificates, or if (y) the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:

	Distribution Date	Loss Percentage
	December 2007 through November 2008	0.65% for the first month, plus an additional 1/12th of 0.85% for each month thereafter
	December 2008 through November 2009	1.50% for the first month, plus an additional 1/12th of 0.50% for each month thereafter
	December 2009 through November 2010	2.00% for the first month, plus an additional 1/12th of 0.25% for each month thereafter
	December 2010 through November 2011	2.25% for the first month, plus an additional 1/12th of 0.25% for each month thereafter
	December 2011 and thereafter	0.50%
Delinquency Rate:

For any calendar month, a fraction, expressed as a percentage, the numerator of which is the aggregate principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures, loans subject to bankruptcy proceedings, and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the close of business on the last day of such month.

Rolling Three Month Delinquency Rate:

With respect to any Distribution Date, the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding calendar months.

Realized Losses:

Generally, any realized losses on the Mortgage Loans will be absorbed first, by the Mortgage Insurance Policy, second, by the excess spread, third, by the Net Swap Payments, fourth, by the Overcollateralization Amount, and fifth, by Subordination.

Swap Agreement:

On the Closing Date, the Securities Administrator on behalf of the trust will enter into a Swap Agreement. Under the Swap Agreement, the trust will be obligated to pay an amount equal to 4.85% per annum on the notional amount as set forth in the Swap Agreement to the Swap Provider and the trust will be entitled to receive an amount equal to one-month LIBOR on the notional amount as set forth in the Swap Agreement from the Swap Provider, until the Swap Agreement is terminated.   Only the net amount of the two obligations will be paid by the appropriate party (“Net Swap Payment”) and will be deposited into the Swap Account. See the attached interest rate swap schedule.

Generally, the Net Swap Payment will be deposited into a swap account (the “Swap Account”) by the Securities Administrator pursuant to the Pooling and Servicing Agreement and amounts on deposit in the Swap Account will be distributed in accordance with the terms set forth in the Pooling and Servicing Agreement.

Upon early termination of the Swap Agreement, the trust or the Swap Provider may be liable to make a termination payment (the “Swap Termination Payment”) to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement. In the event that the Trust is required to make a Swap Termination Payment, in certain instances, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, prior to distributions to Certificateholders.

On each Distribution Date, amounts in deposit in the Swap Account will be distributed as part of Net Monthly Excess Cashflow.
Interest Payment Priority:	On each Distribution Date, the interest collected will be paid in the following order of priority:
	(i)	to pay any Net Swap Payment or Swap Termination Payment owed to the Swap Provider (other than a Swap Termination Payment caused by the Swap Provider);
(ii)

from the interest collected on the Mortgage Loans, to the holders of each class of Class A Certificates, on a pro rata basis based on the entitlement of each such class, the Senior Interest Payment Amount allocable to such Certificates; and

	(iii)	from the remaining interest collected, sequentially in ascending numerical order, to the holders of the Class M Certificates.
Principal Payment Priority:	On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Principal Payment Amount shall be paid as follows:
	(i)	to pay any Net Swap Payment or Swap Termination Payment owed to the Swap Provider (other than a Swap Termination Payment caused by the Swap Provider);
	(ii)	the Principal Payment Amount to the holders of the Class A Certificates, until the principal balances thereof have been reduced to zero; and
(iii)

sequentially in ascending numerical order, to the holders of the Class M Certificates, any Principal Payment Amount remaining after the payment of (i) above until the principal balances thereof have been reduced to zero.

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Principal Payment Amount shall be paid as follows:
	(i)	to pay any Net Swap Payment or Swap Termination Payment owed to the Swap Provider (other than a Swap Termination Payment caused by the Swap Provider);
	(ii)	concurrently, sequentially to the holders of the Class A Certificates, the Senior Principal Payment Amount, until the principal balances thereof have been reduced to zero; and
	(iii)	sequentially in ascending numerical order, to the holders of the Class M Certificates, the Class M Principal Payment Amount, until the principal balance of each such class has been reduced to zero.
Net Monthly Excess Cashflow:

For any Distribution Date, the excess of (x) the Available Funds over (y) the sum of (i) the monthly interest accrued and any unpaid interest on the Class A Certificates and the monthly interest accrued on the Class M Certificates, (ii) the principal remittance amount and (iii) the Net Swap Payment.

Net Monthly Excess Cashflow Payments:	With respect to any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:
(i)

to the holders of the class or classes of Certificates then entitled to receive payments in respect of principal, in an amount equal to the Overcollateralization increase amount, payable as part of the Principal Payment Amount;

	(ii)	sequentially in ascending numerical order, to the holders of the Class M Certificates:
	a)	in an amount equal to the Interest Carry Forward Amount allocable to such Certificates;
	b)	in an amount equal to the previously allocated Realized Loss Amounts; and
	(iii)	to the holders of the Offered Certificates any Basis Risk Carryover Amounts for such classes;
	(iv)	to the Credit Risk Manager the Credit Risk Manager Fee;
	(v)	to the Swap Provider, any Swap Termination Payment caused by the Swap Provider; and
	(vi)	to the holders of the Class X Certificates, as provided by the Pooling and Servicing Agreement.
Available Funds Cap:

The per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the (x) weighted average of the Expense Adjusted Mortgage Rates of the Mortgage Loans, minus (y) a percentage equal to the product of (i) a fraction, the numerator of which is equal to the Net Swap Payment or Swap Termination Payment (other than a Swap Termination Payment caused by the Swap Provider) made to the Swap Provider and the denominator of which is equal to the aggregate principal balance of the Mortgage Loans and (ii) 12 (the “Net Swap Payment Rate”).

Interest Rate:	The Interest Rate on any Distribution Date for each class of Offered Certificates will equal the lesser of:
	(a)	One-Month LIBOR plus related margin; and
	(b)	The related Available Funds Cap.
Interest Carry Forward Amount:

For each class of Offered Certificates and on any Distribution Date, the sum of (i) the excess of (A) the accrued interest for such class with respect to the prior Distribution Dates (excluding any Basis Risk Carryover Amount with respect to such class), plus any unpaid Interest Carry Forward Amount from the prior Distribution Dates, over (B) the amount actually paid to such class with respect to interest on such prior Distribution Date and (ii) interest on such excess at the Interest Rate for such class.

Interest Payment Amount:

The Interest Payment Amount for the Offered Certificates of any class on any Distribution Date is equal to interest accrued at the Interest Rate for that class during the related Interest Accrual Period on the principal balance of that class immediately prior to the Distribution Date.

Senior Interest Payment Amount:

The Senior Interest Payment Amount for any Distribution Date is equal to the Interest Payment Amount for such Distribution Date for the related Class A Certificates and the Interest Carry Forward Amount, if any, for that Distribution Date for the related Class A Certificates.

Basis Risk Carryover Amount:

For any Distribution Date, if the Interest Rate for a class of Offered Certificates is based on the related Available Funds Cap, the excess of (i) the amount of interest such class would have accrued for such Distribution Date had the applicable Interest Rate not been subject to the Available Funds Cap, over (ii) the amount of interest such class of Certificates accrued for such Distribution Date based on the Available Funds Cap, together with the unpaid portion of any such amounts from the prior Distribution Dates (and accrued interest thereon at the then applicable Interest Rate, without giving effect to the Available Funds Cap). The ratings on each class of Certificates do not address the likelihood of the payment of any Basis Risk Carryover Amount.

For each Mortgage Loan that is adjustable, the Mortgage Loans will adjust based on six-month LIBOR after an initial period of two or three years following the date of origination, and the Interest Rates on the Offered Certificates are based on one-month LIBOR, the application of the Available Funds Cap could result in Basis Risk Carryover Amounts. This may also occur if six-month LIBOR and one-month LIBOR rise quickly since the Mortgage Loan adjustments are constrained by certain interim caps.

Step-up Coupon:

If the Optional Redemption is not exercised on the first Distribution Date on which it could have been exercised, the margins on each of the Class A Certificates will increase to 2.0 times their related initial margin and the margins on each of the Class M Certificates will increase to 1.5 times their related initial margins.

Principal Payment Amount:

The Principal Payment Amount for any Distribution Date will be the sum of (i) the principal portion of all scheduled monthly payments on the Mortgage Loans due during the related Due Period, whether or not received on or prior to the related Determination Date; (ii) the principal portion of all proceeds received in respect of the repurchase of a Mortgage Loan (or, in the case of a substitution, certain amounts representing a principal adjustment) during the related Prepayment Period; (iii) the principal portion of all other unscheduled collections, including insurance proceeds, liquidation proceeds and all full and partial principal prepayments, received during the related Prepayment Period, to the extent applied as recoveries of principal on the Mortgage Loans, and (iv) the amount of any Overcollateralization increase amount for such Distribution Date MINUS the amount of any Overcollateralization reduction amount for such Distribution Date.

Senior Principal Payment Amount:

The Senior Principal Payment Amount is an amount equal to the lesser of (1) the Principal Payment Amount and (2) the excess of (x) the aggregate principal balance of the Class A certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 100% MINUS 2 times the related class Target Credit Enhancement Percentage (or “Optimal Principal Payment Amount Percentage”) and (ii) the aggregate principal balance of the related Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the related Mortgage Loans as of the last day of the related Due Period over 0.50% of the aggregate principal balance of the related Mortgage Loans as of the Cut-off Date.

Class M Principal Payment Amount:

The lesser of (1) any Principal Payment Amount remaining and (2) the excess of (x) the aggregate principal balance of all Certificates senior to the related class and the principal balance of the related certificates immediately prior to such Distribution Date less the amount paid to classes senior to the related class for such Distribution Date over (y) the lesser of (A) the product of (i) 100% MINUS 2 times the related class Target Credit Enhancement Percentage (or “Optimal Principal Payment Amount Percentage”) and (ii) the aggregate principal balance of the related Mortgage Loans as of the last day of the Due Period and (B) the excess, if any, of the aggregate principal balance of the related Mortgage Loans as of the last day of the Due Period over 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Optimal Principal Payment Amount Percentage
Class	Percentage
A	72.80%
M-1	86.10%
M-2	92.70%
M-3	93.80%
M-4	94.80%
M-5	95.80%
M-6	98.80%

Sensitivity Analysis (To Call)

	PPC	50%	75%	100%	125%	150%
A-1	WAL	1.72	1.24	1.00	0.84	0.72
	Payment Window	1 - 41	1 - 28	1 - 22	1 - 19	1 - 16
M-1	WAL	7.93	5.28	4.22	3.99	3.39
	Payment Window	46 - 144	37 - 95	39 - 69	42 - 53	36 - 41
M-2	WAL	7.93	5.27	4.11	3.64	3.41
	Payment Window	46 - 144	37 - 95	38 - 69	39 - 53	41 - 41
M-3	WAL	7.94	5.27	4.09	3.56	3.36
	Payment Window	46 - 144	37 - 95	38 - 69	39 - 53	40 - 41
M-4	WAL	7.94	5.27	4.09	3.52	3.32
	Payment Window	46 - 144	37 - 95	37 - 69	38 - 53	39 - 41
M-5	WAL	7.87	5.23	4.03	3.49	3.26
	Payment Window	46 - 144	37 - 95	37 - 69	38 - 53	39 - 41
M-6	WAL Payment Window	6.85	4.55	3.57	3.20	3.13
		46 - 134	37 - 88	37 - 64	37 - 49	37 - 39

Sensitivity Analysis
(To Maturity)

	PPC	50%	75%	100%	125%	150%
A-1	WAL	1.72	1.24	1.00	0.84	0.72
	Payment Window	1 - 41	1 - 28	1 - 22	1 - 19	1 - 16
M-1	WAL	8.65	5.78	4.59	4.26	5.04
	Payment Window	46 - 238	37 - 162	39 - 118	42 - 91	36 - 95
M-2	WAL	8.43	5.61	4.36	3.83	3.73
	Payment Window	46 - 203	37 - 136	38 - 99	39 - 76	41 - 59
M-3	WAL	8.19	5.45	4.22	3.66	3.44
	Payment Window	46 - 166	37 - 110	38 - 80	39 - 61	40 - 48
M-4	WAL	8.06	5.36	4.15	3.57	3.36
	Payment Window	46 - 157	37 - 104	37 - 75	38 - 58	39 - 45
M-5	WAL	7.87	5.23	4.03	3.49	3.26
	Payment Window	46 - 147	37 - 97	37 - 70	38 - 54	39 - 42
M-6	WAL	6.85	4.55	3.57	3.20	3.13
	Payment Window	46 - 134	37 - 88	37 - 64	37 - 49	37 - 39

Effective Maximum Interest Rate Table for the Offered Certificates

Period	Scenario (1) (%)	Scenario (2) (%)	Scenario (3) (%)	Period	Scenario (1) (%)	Scenario (2) (%)	Scenario (3) (%)
1	N/A	N/A	N/A	35	9.26	10.93	17.53
2	7.17	7.17	22.28	36	8.96	10.58	17.07
3	7.17	7.17	22.18	37	9.25	10.92	17.19
4	7.94	7.94	22.33	38	8.95	10.58	16.75
5	7.17	7.17	21.90	39	8.94	11.03	17.04
6	7.41	7.41	21.81	40	9.90	12.50	18.16
7	7.17	7.17	21.52	41	8.94	11.30	17.01
8	7.41	7.41	21.38	42	9.23	11.67	17.17
9	7.18	7.18	21.02	43	8.93	11.28	11.28
10	7.18	7.18	20.75	44	9.22	11.67	11.67
11	7.32	7.32	20.48	45	8.92	11.29	11.29
12	7.08	7.08	20.12	46	8.92	11.29	11.29
13	7.32	7.32	19.96	47	9.21	11.68	11.68
14	7.08	7.08	19.60	48	8.91	11.29	11.29
15	7.08	7.08	19.35	49	9.20	11.66	11.66
16	7.84	7.84	19.47	50	8.90	11.30	11.30
17	7.08	7.09	18.86	51	8.90	11.29	11.29
18	7.32	7.32	18.74	52	9.85	12.50	12.50
19	7.08	7.09	18.39	53	8.89	11.29	11.29
20	7.32	7.32	18.09	54	9.18	11.65	11.65
21	8.37	8.49	18.84	55	8.88	11.27	11.27
22	9.10	9.27	19.12	56	9.18	11.64	11.64
23	9.43	9.61	18.88	57	8.88	11.25	11.25
24	9.11	9.28	18.20	58	8.91	11.28	11.28
25	9.40	9.58	18.11	59	9.25	11.70	11.70
26	9.09	9.27	17.66	60	8.94	11.31	11.31
27	9.09	9.72	17.90	61	9.24	11.68	11.68
28	9.72	10.66	18.46	62	8.94	11.30	11.30
29	9.11	9.99	17.74	63	8.93	11.29	11.29
30	9.41	10.33	17.78	64	9.88	12.50	12.50
31	8.87	9.75	17.17	65	8.92	11.30	11.30
32	9.22	10.13	17.28	66	9.22	11.67	11.67
33	8.93	10.28	17.31	67	8.92	11.28	11.28
34	8.95	10.56	17.40	68	9.21	11.65	11.65
				69	8.91	11.26	11.26

1.

Assumes one-month LIBOR remains constant at 4.14%, six-month LIBOR remains constant at 4.57% and the cashflows are run to the Optional Redemption at the pricing speed.

2.

Assumes one-month LIBOR and six-month LIBOR increase instantaneously to 20.00% and the cashflows are run to the Optional Redemption at the pricing speed.

3.

Assumes one-month LIBOR and six-month LIBOR increase instantaneously to 20.00%, the cashflows are run to the Optional Redemption at the pricing speed and all payments on the Interest Rate Swap are received as scheduled and applied.

Excess Spread

	Excess Spread(1)	Excess Spread(2)	1m LIBOR	6m LIBOR		Excess Spread(1)	Excess Spread(2)	1m LIBOR	6m LIBOR
1	N/A	N/A	4.10	4.59	35	4.52	4.40	4.88	4.95
2	2.39	2.38	4.32	4.71	36	4.44	4.29	4.88	4.95
3	2.39	2.38	4.61	4.81	37	8.39	8.25	4.89	4.95
4	2.42	2.41	4.70	4.86	38	4.44	4.27	4.90	4.96
5	2.40	2.38	4.79	4.89	39	4.45	4.28	4.90	4.96
6	2.42	2.39	4.79	4.91	40	4.74	4.62	4.91	4.97
7	2.41	2.37	4.81	4.92	41	4.47	4.29	4.91	4.97
8	2.43	2.38	4.88	4.93	42	4.57	4.40	4.91	4.98
9	2.42	2.35	4.88	4.92	43	4.69	4.21	4.92	4.99
10	2.43	2.35	4.88	4.92	44	4.83	4.38	4.92	5.00
11	2.36	2.27	4.88	4.91	45	4.69	4.23	4.92	5.02
12	2.34	2.24	4.88	4.90	46	4.69	4.24	4.93	5.05
13	2.38	2.26	4.87	4.89	47	4.83	4.40	4.95	5.07
14	2.35	2.23	4.85	4.88	48	4.68	4.22	4.95	5.08
15	2.36	2.22	4.85	4.87	49	4.83	4.35	5.00	5.10
16	2.48	2.34	4.84	4.87	50	4.68	4.11	5.06	5.09
17	2.37	2.22	4.82	4.86	51	4.68	4.14	5.06	5.08
18	2.42	2.26	4.81	4.86	52	5.12	4.67	5.06	5.07
19	2.38	2.20	4.81	4.87	53	4.68	4.14	5.06	5.05
20	2.44	2.25	4.81	4.87	54	4.83	4.35	5.02	5.04
21	3.73	3.63	4.81	4.87	55	4.68	4.23	4.98	5.03
22	4.49	4.42	4.82	4.88	56	4.82	4.40	4.98	5.05
23	4.59	4.51	4.82	4.88	57	4.68	4.21	4.98	5.06
24	4.53	4.41	4.82	4.89	58	4.72	4.26	4.98	5.07
25	4.59	4.47	4.83	4.89	59	4.91	4.48	4.98	5.07
26	4.53	4.38	4.84	4.89	60	4.76	4.28	5.00	5.09
27	4.53	4.41	4.84	4.90	61	4.91	4.42	5.04	5.09
28	4.68	4.61	4.84	4.90	62	4.76	4.25	5.04	5.07
29	4.56	4.45	4.84	4.90	63	4.76	4.25	5.04	5.06
30	4.64	4.54	4.84	4.91	64	5.20	4.77	5.04	5.05
31	4.32	4.19	4.85	4.92	65	4.77	4.26	5.04	5.04
32	4.46	4.34	4.86	4.92	66	4.91	4.46	5.01	5.03
33	4.40	4.27	4.86	4.93	67	4.77	4.33	4.97	5.03
34	4.42	4.30	4.87	4.94	68	4.91	4.50	4.97	5.05

1.

Assumes one-month LIBOR remains constant at 4.14%, six-month LIBOR remains constant at 4.57% and the cashflows are run to the Optional Redemption at the pricing speed.

2.

Assumes one-month LIBOR and six-month LIBOR is equal to the forward curve provided and the cashflows are run to the Optional Redemption at the pricing speed

Interest Rate Swap Schedule

Aggregate Interest Rate Swap Schedule
Period	Accrual Start	Accrual End	Swap Notional ($)
1	11/29/2005	12/25/2005	0.00
2	12/25/2005	1/25/2006	507,346,982.97
3	1/25/2006	2/25/2006	497,473,760.37
4	2/25/2006	3/25/2006	485,835,870.69
5	3/25/2006	4/25/2006	472,470,378.67
6	4/25/2006	5/25/2006	457,432,287.98
7	5/25/2006	6/25/2006	440,795,130.90
8	6/25/2006	7/25/2006	422,629,761.79
9	7/25/2006	8/25/2006	403,132,733.03
10	8/25/2006	9/25/2006	383,570,872.85
11	9/25/2006	10/25/2006	364,826,235.34
12	10/25/2006	11/25/2006	346,988,950.81
13	11/25/2006	12/25/2006	330,025,599.72
14	12/25/2006	1/25/2007	313,882,464.89
15	1/25/2007	2/25/2007	298,519,891.88
16	2/25/2007	3/25/2007	283,900,117.07
17	3/25/2007	4/25/2007	269,987,262.98
18	4/25/2007	5/25/2007	256,747,096.69
19	5/25/2007	6/25/2007	244,086,021.66
20	6/25/2007	7/25/2007	224,774,850.00
21	7/25/2007	8/25/2007	203,295,371.44
22	8/25/2007	9/25/2007	183,749,573.99
23	9/25/2007	10/25/2007	166,216,453.39
24	10/25/2007	11/25/2007	150,495,375.59
25	11/25/2007	12/25/2007	139,656,971.36
26	12/25/2007	1/25/2008	131,448,513.82
27	1/25/2008	2/25/2008	123,671,230.44
28	2/25/2008	3/25/2008	116,313,645.58
29	3/25/2008	4/25/2008	109,192,901.19
30	4/25/2008	5/25/2008	102,299,461.45
31	5/25/2008	6/25/2008	97,153,928.13
32	6/25/2008	7/25/2008	91,127,697.36
33	7/25/2008	8/25/2008	85,491,651.55
34	8/25/2008	9/25/2008	80,283,905.33
35	9/25/2008	10/25/2008	75,418,217.99
36	10/25/2008	11/25/2008	70,926,070.34
37	11/25/2008	12/25/2008	66,779,600.26
38	12/25/2008	1/25/2009	62,870,637.95
39	1/25/2009	2/25/2009	59,185,495.24
40	2/25/2009	3/25/2009	55,712,498.51
41	3/25/2009	4/25/2009	52,438,631.84
42	4/25/2009	5/25/2009	49,351,682.53
43	5/25/2009	6/25/2009	0

The Accrual Period for the Interest Rate Swap starts and includes the Accrual Start date and ends on but excludes the Accrual End date. All dates are subject to the modified business day convention. One-month LIBOR is observed two days prior to the start of each Accrual Period and payments will be determined using the Act/360 day-count convention.

The Distribution Date for the Interest Rate Swap is two business days prior to the end of each accrual period.

BREAKEVEN LOSSES

Static LIBOR			Forward LIBOR
Class	CDR	Cum. Loss	CDR	Cum. Loss
M-1	74.29	8.30%	76.26	8.40%
M-2	43.69	6.40%	43.68	6.40%
M-3	39.80	6.07%	39.60	6.06%
M-4	36.47	5.77%	36.14	5.74%
M-5	33.37	5.47%	32.91	5.43%
M-6	25.27	4.58%	24.64	4.50%

100% Prepayment

Speed

Net MI protection results in 10% net Severity

Triggers Failing

to Maturity

Breakeven loss represents CDR which results in first dollar of principal loss

12 mos. lag

	Static LIBOR		Forward LIBOR
Class	CDR	Cum. Loss	CDR	Cum. Loss
M-1	12.49	12.20%	12.18	11.96%
M-2	9.01	9.31%	8.68	9.02%
M-3	8.46	8.82%	8.13	8.52%
M-4	7.97	8.38%	7.63	8.07%
M-5	7.48	7.93%	7.14	7.61%
M-6	6.13	6.65%	5.79	6.32%

100% Prepayment

Speed

Net MI protection results in 45% net Severity

Triggers Failing

to Maturity

Breakeven loss represents CDR which results in first dollar of principal loss

12 mos. lag

The Mortgage Loans (All Collateral)

Collateral Summary

Statistics for the Mortgage Loans listed below are based on the Sample Pool Calculation Date scheduled balances.

Aggregate Principal Balance:	$519,331,161
Number of Mortgage Loans:	2,811
Average Principal Balance:	$184,750
% Adjustable-Rate Mortgage Loans:	86.47%
% Fixed-Rate Mortgage Loans:	13.53%
% Interest Only Loans:	15.00%
Weighted Average Current Mortgage Rate:	7.711%
Weighted Average Initial Net Mortgage Rate:	7.411%
Weighted Average Credit Score:	655
Weighted Average Original LTV:	96.09%
Weighted Average Original Combined LTV:	96.10%
Weighted Average Stated Remaining Term:	357 months
Weighted Average Stated Original Term:	359 months
Weighted Average Months to Roll:	23 months
Weighted Average Margin:	5.941%
Weighted Average Initial Rate Cap:	2.969%
Weighted Average Periodic Rate Cap:	1.000%
Weighted Average Maximum Rate:	13.723%
Weighted Average Minimum Rate:	7.723%
% California Loans:	14.50%

DISTRIBUTION BY PRODUCT TYPE

Product Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Fixed 15 Year	5	497,964	0.10	99,593	8.276	97.08	97.08	672	39.25
Fixed 20 Year	9	1,360,616	0.26	151,180	7.792	96.19	96.19	648	40.09
Fixed 30 Year	368	61,633,083	11.87	167,481	7.711	95.82	95.85	656	41.86
Fixed 30 Year Interest Only	14	5,618,496	1.08	401,321	6.696	92.91	92.91	667	43.41
1/29 ARM Fully Amortizing	8	1,758,869	0.34	219,859	8.171	97.78	97.78	680	41.24
2/28 ARM Fully Amortizing	1,987	338,304,193	65.14	170,259	7.902	96.33	96.34	646	40.24
3/27 ARM Fully Amortizing	88	15,186,220	2.92	172,571	7.745	96.54	96.54	658	39.23
5/25 ARM Fully Amortizing	53	10,376,330	2.00	195,780	7.374	93.01	93.01	669	40.67
15/15 ARM Fully Amortizing	1	211,436	0.04	211,436	9.200	100.00	100.00	709	32.00
2/13 ARM Fully Amortizing	2	123,791	0.02	61,896	8.303	92.57	92.57	612	36.74
2/28 ARM 5 Year Interest Only	200	64,072,724	12.34	320,364	7.000	96.03	96.06	697	42.26
3/27 ARM 5 Year Interest Only	10	2,956,436	0.57	295,644	6.591	98.18	98.18	702	43.89
5/25 ARM 5 Year Interest Only	13	5,260,350	1.01	404,642	6.647	93.85	93.85	688	43.80
30/40 Fixed Balloon	8	1,163,179	0.22	145,397	7.004	96.59	96.59	664	34.98
30/40 ARM Balloon	45	10,807,475	2.08	240,166	7.492	94.41	94.41	634	42.33
Total:	2,811	519,331,161	100.00%	184,750	7.711	96.09	96.10	655	40.78

DISTRIBUTION BY GROSS MORTGAGE RATE

Range of Gross Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
4.500 - 4.999	1	594,520	0.11	594,520	4.990	94.44	94.44	712	41.63
5.000 - 5.499	4	1,079,411	0.21	269,853	5.284	95.51	95.51	705	36.81
5.500 - 5.999	47	18,071,140	3.48	384,492	5.875	92.86	92.86	700	42.33
6.000 - 6.499	107	33,485,768	6.45	312,951	6.258	94.46	94.49	672	42.28
6.500 - 6.999	331	88,440,089	17.03	267,191	6.781	95.08	95.11	674	41.96
7.000 - 7.499	327	70,089,801	13.50	214,342	7.268	95.76	95.76	666	41.70
7.500 - 7.999	599	113,086,317	21.78	188,792	7.754	96.68	96.70	658	40.52
8.000 - 8.499	463	78,660,449	15.15	169,893	8.235	96.65	96.65	644	40.08
8.500 - 8.999	509	71,875,331	13.84	141,209	8.723	97.22	97.23	632	40.54
9.000 - 9.499	212	23,863,165	4.59	112,562	9.201	97.28	97.28	619	36.62
9.500 - 9.999	142	14,179,228	2.73	99,854	9.707	96.59	96.59	616	39.85
10.000 - 10.499	39	3,335,613	0.64	85,529	10.203	95.86	96.24	605	36.02
10.500 - 10.999	17	1,627,473	0.31	95,734	10.702	95.00	95.00	632	36.95
11.000 - 11.499	9	696,289	0.13	77,365	11.161	97.00	97.00	594	36.00
11.500 - 11.999	4	246,569	0.05	61,642	11.558	95.00	95.00	567	38.08
Total:	2,811	519,331,161	100.00%	184,750	7.711	96.09	96.10	655	40.78
Weighted Average Current Rate (%)	7.711
Minimum Current Rate (%)	4.990
Maximum Current Rate (%)	11.600
Standard Deviation (%)	0.999

DISTRIBUTION BY SAMPLE POOL CALCULATION DATE PRINCIPAL BALANCE

Range of Sample Pool Calculation Date Principal Balances ($)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 50,000.00	11	549,387	0.11	49,944	9.617	95.37	95.37	645	35.63
50,000.01 - 100,000.00	642	49,999,721	9.63	77,881	8.775	97.10	97.14	638	37.14
100,000.01 - 150,000.00	819	102,484,157	19.73	125,133	8.105	97.52	97.52	642	38.92
150,000.01 - 200,000.00	513	88,007,235	16.95	171,554	7.812	97.24	97.24	645	40.80
200,000.01 - 250,000.00	258	57,703,877	11.11	223,658	7.577	96.47	96.48	654	41.19
250,000.01 - 300,000.00	167	45,808,439	8.82	274,302	7.645	95.66	95.68	657	41.45
300,000.01 - 350,000.00	109	35,168,793	6.77	322,649	7.339	94.90	94.92	670	42.67
350,000.01 - 400,000.00	90	33,737,063	6.50	374,856	7.257	95.41	95.41	669	42.68
400,000.01 - 450,000.00	53	22,567,393	4.35	425,800	7.195	95.14	95.14	676	42.27
450,000.01 - 500,000.00	47	22,354,506	4.30	475,628	7.255	95.17	95.17	673	42.72
500,000.01 - 550,000.00	34	17,960,750	3.46	528,257	7.313	92.35	92.35	662	43.30
550,000.01 - 600,000.00	34	19,548,750	3.76	574,963	7.188	94.48	94.48	675	42.51
600,000.01 - 650,000.00	13	8,129,253	1.57	625,327	6.903	92.36	92.55	693	40.73
650,000.01 - 700,000.00	11	7,389,234	1.42	671,749	6.400	92.15	92.15	665	45.46
700,000.01 - 750,000.00	2	1,443,597	0.28	721,799	6.945	90.00	90.00	690	45.30
750,000.01 - 800,000.00	4	3,059,936	0.59	764,984	6.506	92.94	92.94	654	41.15
800,000.01 >=	4	3,419,070	0.66	854,767	6.472	91.18	91.18	710	40.59
Total:	2,811	519,331,161	100.00%	184,750	7.711	96.09	96.10	655	40.78
Average Current Balance ($)	184,750
Minimum Current Balance ($)	49,875
Maximum Current Balance ($)	909,000
Standard Deviation ($)	124,076

DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

Range of Original Principal Balances ($)	Number of Mortgage Loans	Aggregate Original Principal Balance ($)	% of Mortgage Pool by Aggregate Original Principal Balance	Avg. Original Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 50,000.00	9	449,440	0.09	49,938	9.504	96.00	96.00	656	34.23
50,000.01 - 100,000.00	643	49,999,836	9.63	77,760	8.782	97.08	97.12	638	37.14
100,000.01 - 150,000.00	819	102,434,421	19.72	125,073	8.106	97.51	97.52	642	38.94
150,000.01 - 200,000.00	513	87,956,846	16.94	171,456	7.812	97.24	97.24	645	40.75
200,000.01 - 250,000.00	259	57,903,834	11.15	223,567	7.574	96.49	96.49	654	41.22
250,000.01 - 300,000.00	167	45,808,439	8.82	274,302	7.645	95.66	95.68	657	41.45
300,000.01 - 350,000.00	108	34,819,052	6.70	322,399	7.339	94.90	94.92	670	42.68
350,000.01 - 400,000.00	91	34,086,804	6.56	374,580	7.258	95.40	95.40	669	42.67
400,000.01 - 450,000.00	52	22,120,055	4.26	425,386	7.212	95.14	95.14	676	42.15
450,000.01 - 500,000.00	48	22,801,844	4.39	475,038	7.237	95.17	95.17	673	42.82
500,000.01 - 550,000.00	34	17,960,750	3.46	528,257	7.313	92.35	92.35	662	43.30
550,000.01 - 600,000.00	34	19,548,750	3.76	574,963	7.188	94.48	94.48	675	42.51
600,000.01 - 650,000.00	13	8,129,253	1.57	625,327	6.903	92.36	92.55	693	40.73
650,000.01 - 700,000.00	11	7,389,234	1.42	671,749	6.400	92.15	92.15	665	45.46
700,000.01 - 750,000.00	2	1,443,597	0.28	721,799	6.945	90.00	90.00	690	45.30
750,000.01 - 800,000.00	4	3,059,936	0.59	764,984	6.506	92.94	92.94	654	41.15
800,000.01 >=	4	3,419,070	0.66	854,767	6.472	91.18	91.18	710	40.59
Total:	2,811	519,331,161	100.00%	184,750	7.711	96.09	96.10	655	40.78
Average Orig Balance ($)	185,052
Minimum Orig Balance ($)	50,000
Maximum Orig Balance ($)	909,000
Standard Deviation Orig Balance ($)	124,233

DISTRIBUTION BY CREDIT GRADE

Credit Grade	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
AA+	2,565	472,961,502	91.07	184,390	7.678	96.28	96.29	659	40.72
AA	181	33,476,050	6.45	184,951	7.979	94.51	94.51	616	41.64
A	46	9,330,952	1.80	202,847	7.878	93.00	93.03	606	41.07
B	16	2,937,298	0.57	183,581	9.232	93.77	93.77	602	40.68
CC	1	259,394	0.05	259,394	8.250	90.00	90.00	623	38.18
C	1	132,222	0.03	132,222	9.400	90.00	90.00	600	32.49
Not Available	1	233,744	0.05	233,744	7.450	100.00	100.00	757	37.00
Total:	2,811	519,331,161	100.00%	184,750	7.711	96.09	96.10	655	40.78

DISTRIBUTION BY REMAINING TERM TO MATURITY

Range of Stated Remaining Terms (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
171 - 180	8	709,315	0.14	88,664	8.154	96.66	96.66	655	38.16
231 - 240	9	1,360,616	0.26	151,180	7.792	96.19	96.19	648	40.09
341 - 350	42	13,145,447	2.53	312,987	7.208	97.45	97.45	677	40.90
351 - 360	2,752	504,115,784	97.07	183,182	7.723	96.05	96.07	655	40.78
Total:	2,811	519,331,161	100.00%	184,750	7.711	96.09	96.10	655	40.78
Weighted Average Remaining Term	357
Minimum Remaining Term	175
Maximum Remaining Term	360
Standard Deviation Remaining Term	12

DISTRIBUTION BY ORIGINAL TERM TO MATURITY

Stated Original Term (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
180	8	709,315	0.14	88,664	8.154	96.66	96.66	655	38.16
240	9	1,360,616	0.26	151,180	7.792	96.19	96.19	648	40.09
360	2,794	517,261,231	99.60	185,133	7.710	96.09	96.10	655	40.79
Total:	2,811	519,331,161	100.00%	184,750	7.711	96.09	96.10	655	40.78
Weighted Average Original Term	359
Minimum Original Term	180
Maximum Original Term	360
Standard Deviation Original Term	12

DISTRIBUTION BY ORIGINAL LTV

Range of Original LTV Ratios (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
85.01 - 90.00	573	131,665,291	25.35	229,782	7.441	90.00	90.04	660	40.46
90.01 - 95.00	680	134,011,122	25.80	197,075	7.583	94.79	94.81	652	40.77
95.01 - 100.00	1,558	253,654,748	48.84	162,808	7.918	99.93	99.93	654	40.95
Total:	2,811	519,331,161	100.00%	184,750	7.711	96.09	96.10	655	40.78
Weighted Average Original LTV (%)	96.09
Minimum Original LTV (%)	89.40
Maximum Original LTV (%)	100.00
Standard Deviation LTV (%)	4.02

DISTRIBUTION BY ORIGINAL COMBINED LTV

Range of Original Combined LTV Ratios (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
85.01 - 90.00	566	130,373,306	25.10	230,342	7.438	90.00	90.00	660	40.45
90.01 - 95.00	682	134,457,145	25.89	197,151	7.584	94.75	94.78	653	40.75
95.01 - 100.00	1,563	254,500,711	49.01	162,828	7.917	99.91	99.92	654	40.97
Total:	2,811	519,331,161	100.00%	184,750	7.711	96.09	96.10	655	40.78
Weighted Average Original Combined LTV (%)		96.10
Minimum Original Combined LTV (%)		89.40
Maximum Original Combined LTV (%)		100.00
Standard Deviation Combined LTV (%)		4.00

DISTRIBUTION BY GROSS MARGIN

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
3.000 - 3.249	2	401,157	0.09	200,578	6.758	95.00	95.00	624	42.30
3.250 - 3.499	1	386,955	0.09	386,955	5.950	90.00	90.00	692	54.46
3.500 - 3.749	1	751,500	0.17	751,500	6.850	90.00	90.00	680	32.35
3.750 - 3.999	5	1,769,130	0.39	353,826	5.486	95.13	95.13	704	39.64
4.000 - 4.249	9	3,589,994	0.80	398,888	6.626	94.61	94.61	699	38.99
4.250 - 4.499	22	8,005,349	1.78	363,879	6.351	94.20	94.32	700	41.83
4.500 - 4.749	49	17,447,316	3.89	356,068	6.412	93.99	93.99	691	42.07
4.750 - 4.999	66	19,390,594	4.32	293,797	6.583	93.91	93.91	680	42.19
5.000 - 5.249	126	32,162,966	7.16	255,262	6.845	94.36	94.41	688	41.67
5.250 - 5.499	189	41,885,818	9.33	221,618	7.136	95.63	95.63	681	42.15
5.500 - 5.749	224	47,323,017	10.54	211,263	7.378	95.85	95.85	664	40.29
5.750 - 5.999	286	57,374,680	12.78	200,611	7.625	96.60	96.63	660	41.02
6.000 - 6.249	324	57,715,196	12.85	178,133	7.966	96.64	96.64	651	40.53
6.250 - 6.499	288	47,054,636	10.48	163,384	8.069	96.67	96.69	637	40.60
6.500 - 6.749	295	46,699,843	10.40	158,305	8.369	97.28	97.28	635	39.91
6.750 - 6.999	207	29,423,919	6.55	142,145	8.689	97.98	97.98	627	39.33
7.000 - 7.249	133	16,786,525	3.74	126,214	8.824	97.31	97.31	614	38.58
7.250 - 7.499	75	8,850,463	1.97	118,006	9.027	96.98	97.04	606	37.36
7.500 - 7.749	41	4,492,051	1.00	109,562	9.227	95.41	95.41	597	38.20
7.750 - 7.999	30	3,378,007	0.75	112,600	9.494	96.03	96.12	593	40.62
8.000 - 8.249	23	2,793,830	0.62	121,471	9.889	96.87	96.87	582	39.15
8.250 - 8.499	3	330,848	0.07	110,283	10.157	94.13	94.13	579	34.01
8.500 - 8.749	5	575,028	0.13	115,006	10.070	94.64	94.64	590	32.03
8.750 - 8.999	1	89,880	0.02	89,880	10.000	100.00	100.00	612	43.00
9.000 - 9.249	2	379,123	0.08	189,561	10.041	100.00	100.00	620	50.80
Total:	2,407	449,057,824	100.00%	186,563	7.724	96.16	96.17	655	40.62
Weighted Average Margin (%)	5.941
Minimum Margin (%)	3.000
Maximum Margin (%)	9.050
Standard Deviation Margin (%)	0.779

DISTRIBUTION BY MINIMUM MORTGAGE RATE

Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
4.500 - 4.999	2	782,529	0.17	391,265	5.413	93.37	93.37	707	41.93
5.000 - 5.499	3	908,611	0.20	302,870	5.309	95.61	95.61	709	37.35
5.500 - 5.999	29	10,748,415	2.39	370,635	5.868	93.13	93.13	698	42.51
6.000 - 6.499	86	27,562,105	6.14	320,490	6.254	94.58	94.61	674	42.72
6.500 - 6.999	284	77,233,273	17.20	271,948	6.785	95.15	95.17	675	41.88
7.000 - 7.499	281	60,886,536	13.56	216,678	7.273	95.77	95.77	666	41.36
7.500 - 7.999	528	101,455,993	22.59	192,152	7.749	96.71	96.74	657	40.40
8.000 - 8.499	417	71,911,614	16.01	172,450	8.239	96.68	96.68	643	40.10
8.500 - 8.999	440	62,287,370	13.87	141,562	8.718	97.26	97.27	632	40.17
9.000 - 9.499	181	20,173,833	4.49	111,458	9.192	97.15	97.15	616	35.88
9.500 - 9.999	106	10,598,471	2.36	99,986	9.708	96.17	96.17	615	38.88
10.000 - 10.499	29	2,525,117	0.56	87,073	10.165	96.71	96.90	601	37.73
10.500 - 10.999	11	1,207,074	0.27	109,734	10.687	94.49	94.49	644	36.95
11.000 - 11.499	7	582,547	0.13	83,221	11.130	96.41	96.41	591	37.35
11.500 - 11.999	3	194,335	0.04	64,778	11.547	95.00	95.00	571	35.43
Total:	2,407	449,057,824	100.00%	186,563	7.724	96.16	96.17	655	40.62
Weighted Average Minimum Rate	7.723
Minimum Minimum Rate (%)	4.700
Maximum Minimum Rate (%)	11.550
Standard Deviation (%)	0.962

DISTRIBUTION BY MAXIMUM MORTGAGE RATE

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
10.500 - 10.999	1	594,520	0.13	594,520	4.990	94.44	94.44	712	41.63
11.000 - 11.499	3	908,611	0.20	302,870	5.309	95.61	95.61	709	37.35
11.500 - 11.999	30	11,081,575	2.47	369,386	5.920	93.34	93.34	700	42.56
12.000 - 12.499	86	27,562,105	6.14	320,490	6.254	94.58	94.61	674	42.72
12.500 - 12.999	285	77,421,283	17.24	271,654	6.785	95.13	95.15	676	41.88
13.000 - 13.499	281	60,886,536	13.56	216,678	7.273	95.77	95.77	666	41.36
13.500 >=	1,721	270,603,195	60.26	157,236	8.332	96.83	96.84	642	39.81
Total:	2,407	449,057,824	100.00%	186,563	7.724	96.16	96.17	655	40.62
Weighted Average Maximum Rate (%)	13.723
Minimum Maximum Rate (%)	10.990
Maximum Maximum Rate (%)	17.550
Standard Deviation (%)	0.963

DISTRIBUTION BY INITIAL PERIODIC CAP

Initial Periodic Cap (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1.000	8	1,758,869	0.39	219,859	8.171	97.78	97.78	680	41.24
2.000	43	10,313,577	2.30	239,851	7.502	94.14	94.14	634	41.96
3.000	2,356	436,985,378	97.31	185,478	7.728	96.20	96.22	655	40.59
Total:	2,407	449,057,824	100.00%	186,563	7.724	96.16	96.17	655	40.62
Weighted Average Initial Cap (%)	2.969
Minimum Initial Cap (%)	1.000
Maximum Initial Cap (%)	3.000
Standard Deviation (%)	0.175

DISTRIBUTION BY SUBSEQUENT PERIODIC CAP

Subsequent Periodic Cap (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1.000	2,406	448,958,378	99.98	186,599	7.724	96.16	96.17	655	40.63
3.000	1	99,446	0.02	99,446	7.450	100.00	100.00	640	22.00
Total:	2,407	449,057,824	100.00%	186,563	7.724	96.16	96.17	655	40.62
Weighted Average Periodic Cap (%)	1.000
Minimum Periodic Cap (%)	1.000
Maximum Periodic Cap (%)	3.000
Standard Deviation (%)	0.041

DISTRIBUTION BY NEXT RATE ADJUSTMENT DATE

Next Rate Adjustment Dates	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($))	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
December 1, 2005	2	446,018	0.10	223,009	9.062	100.00	100.00	614	40.66
January 1, 2006	1	320,437	0.07	320,437	8.050	90.00	90.00	764	39.38
February 1, 2006	2	202,957	0.05	101,478	7.365	96.56	96.56	623	40.19
March 1, 2006	3	789,458	0.18	263,153	7.925	100.00	100.00	698	42.58
May 1, 2006	3	1,004,761	0.22	334,920	6.867	100.00	100.00	703	40.27
June 1, 2006	2	549,417	0.12	274,708	7.071	96.62	96.62	671	43.32
July 1, 2006	1	480,254	0.11	480,254	8.250	100.00	100.00	641	40.00
August 1, 2006	3	1,490,018	0.33	496,673	7.911	100.00	100.00	698	31.15
September 1, 2006	4	1,472,329	0.33	368,082	6.979	96.98	96.98	669	44.66
October 1, 2006	4	1,019,181	0.23	254,795	7.325	96.26	96.26	660	37.29
November 1, 2006	3	858,028	0.19	286,009	7.859	94.90	94.90	690	38.27
December 1, 2006	16	4,814,635	1.07	300,915	6.835	96.62	96.62	678	44.29
January 1, 2007	16	3,921,227	0.87	245,077	6.539	96.18	96.18	698	43.32
February 1, 2007	6	2,134,535	0.48	355,756	6.847	95.39	95.39	707	44.24
March 1, 2007	5	1,787,701	0.40	357,540	6.884	95.65	95.65	700	43.76
April 1, 2007	35	7,383,476	1.64	210,956	7.303	97.45	97.45	699	39.51
April 5, 2007	1	64,824	0.01	64,824	10.000	100.00	100.00	665	45.00
April 18, 2007	1	314,299	0.07	314,299	10.050	100.00	100.00	611	52.00
May 1, 2007	198	30,841,091	6.87	155,763	7.804	99.72	99.72	670	40.24
May 10, 2007	1	80,611	0.02	80,611	9.650	90.00	90.00	607	26.00
May 16, 2007	1	119,144	0.03	119,144	8.200	100.00	100.00	623	42.00
May 20, 2007	1	59,646	0.01	59,646	7.600	100.00	100.00	698	42.00
May 24, 2007	1	165,614	0.04	165,614	8.750	100.00	100.00	689	49.00
June 1, 2007	540	85,689,512	19.08	158,684	7.947	99.67	99.67	656	40.63
July 1, 2007	174	27,395,030	6.10	157,443	8.019	97.14	97.18	669	40.36
July 22, 2007	1	64,737	0.01	64,737	9.550	90.00	90.00	553	29.90
August 1, 2007	192	40,106,192	8.93	208,886	7.618	93.06	93.06	682	40.56
August 5, 2007	1	79,067	0.02	79,067	6.900	90.00	90.00	692	44.72
August 8, 2007	1	65,677	0.01	65,677	11.150	90.00	90.00	583	26.87
August 12, 2007	1	80,027	0.02	80,027	9.850	90.00	90.00	581	31.45
September 1, 2007	992	196,413,531	43.74	197,998	7.730	94.64	94.67	637	40.61
October 1, 2007	25	4,131,390	0.92	165,256	7.982	95.81	95.81	627	40.07
December 1, 2007	1	219,541	0.05	219,541	7.150	95.00	95.00	676	32.00
January 1, 2008	1	550,474	0.12	550,474	6.400	95.00	95.00	692	38.00
April 1, 2008	1	275,000	0.06	275,000	6.900	100.00	100.00	675	41.00
May 1, 2008	8	1,262,106	0.28	157,763	7.275	100.00	100.00	672	34.51
June 1, 2008	32	4,893,485	1.09	152,921	7.801	100.00	100.00	662	39.12
July 1, 2008	12	1,765,407	0.39	147,117	8.520	96.30	96.30	682	36.03
August 1, 2008	16	1,999,504	0.45	124,969	8.141	92.95	92.95	673	39.77
September 1, 2008	27	7,084,489	1.58	262,388	7.133	94.66	94.66	659	42.32
April 1, 2010	4	604,226	0.13	151,057	6.809	90.00	90.00	724	35.56
May 1, 2010	1	228,916	0.05	228,916	6.340	100.00	100.00	683	45.00
June 1, 2010	1	331,540	0.07	331,540	5.990	90.00	90.00	727	29.89
July 1, 2010	4	582,700	0.13	145,675	7.559	90.00	90.00	711	38.11
August 1, 2010	7	1,683,413	0.37	240,488	7.097	91.85	91.85	712	45.98
September 1, 2010	54	13,020,763	2.90	241,125	7.190	93.85	93.85	666	42.10
May 1, 2020	1	211,436	0.05	211,436	9.200	100.00	100.00	709	32.00
Total:	2,407	449,057,824	100.00%	186,563	7.724	96.16	96.17	655	40.62
Weighted Average Next Rate Adjustment Date		September 2007
Minimum Next Rate Adjustment		December 2005
Maximum Next Rate Adjustment		May 2020

DISTRIBUTION BY STATE

Geographic Distribution of Mortgaged Properties	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
California	194	75,299,082	14.50	388,140	6.793	94.61	94.62	678	42.89
Florida	277	53,089,924	10.22	191,660	7.755	96.45	96.47	659	40.48
New York	119	37,899,555	7.30	318,484	7.533	94.19	94.19	678	42.85
Ohio	274	34,155,589	6.58	124,655	8.022	98.25	98.25	637	39.16
Michigan	234	33,293,628	6.41	142,280	8.097	98.00	98.02	643	39.93
New Jersey	120	31,673,641	6.10	263,947	7.777	95.78	95.83	662	41.52
Massachusetts	88	24,051,329	4.63	273,311	7.667	93.88	93.88	664	42.21
Texas	163	20,408,731	3.93	125,207	8.297	97.62	97.64	642	40.35
Pennsylvania	149	18,607,923	3.58	124,885	7.750	96.91	96.91	646	40.84
Georgia	122	18,304,695	3.52	150,038	7.916	96.93	97.02	647	41.40
Virginia	88	14,987,176	2.89	170,309	7.934	95.61	95.61	637	40.19
Illinois	88	14,164,241	2.73	160,957	8.400	95.18	95.18	645	39.41
Connecticut	47	10,601,728	2.04	225,569	7.466	95.63	95.63	659	42.09
Hawaii	30	10,559,350	2.03	351,978	6.608	94.81	94.81	683	43.15
Kentucky	69	8,693,858	1.67	125,998	7.751	97.88	97.92	633	38.01
Other	749	113,540,711	21.86	151,590	8.004	96.53	96.53	644	39.14
Total:	2,811	519,331,161	100.00%	184,750	7.711	96.09	96.10	655	40.78

DISTRIBUTION BY OCCUPANCY TYPE

Occupancy	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Primary	2,440	452,192,411	87.07	185,325	7.672	96.68	96.69	650	40.94
Investment	327	58,463,503	11.26	178,787	8.117	91.89	91.91	691	39.79
Second Home	44	8,675,248	1.67	197,165	7.002	93.50	93.50	684	39.31
Total:	2,811	519,331,161	100.00%	184,750	7.711	96.09	96.10	655	40.78

DISTRIBUTION BY PROPERTY TYPE

Property Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Single Family Residence	2,313	399,002,149	76.83	172,504	7.750	96.46	96.47	650	40.64
2-4 Family	227	60,355,361	11.62	265,883	7.530	94.80	94.82	682	41.59
Condo	149	29,825,088	5.74	200,168	7.748	95.88	95.91	674	40.54
Planned Unit Development	122	30,148,564	5.81	247,119	7.514	94.02	94.02	644	41.33
Total:	2,811	519,331,161	100.00%	184,750	7.711	96.09	96.10	655	40.78

DISTRIBUTION BY LOAN PURPOSE

Loan Purpose	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Purchase	1,824	319,022,994	61.43	174,903	7.850	96.60	96.62	660	40.45
Refinance - Cashout	820	171,748,710	33.07	209,450	7.463	95.12	95.13	648	41.29
Refinance - Rate Term	167	28,559,457	5.50	171,015	7.651	96.16	96.16	640	41.34
Total:	2,811	519,331,161	100.00%	184,750	7.711	96.09	96.10	655	40.78

DISTRIBUTION BY DOCUMENTATION TYPE

Documentation Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Full Documentation	2,107	340,162,871	65.50	161,444	7.825	97.09	97.10	638	41.08
Stated Documentation	665	169,250,359	32.59	254,512	7.496	94.21	94.23	685	40.20
Limited Documentation	39	9,917,932	1.91	254,306	7.449	93.71	93.71	710	39.43
Total:	2,811	519,331,161	100.00%	184,750	7.711	96.09	96.10	655	40.78

DISTRIBUTION BY DEBT-TO-INCOME RATIO

Debt-to-Income Ratio	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Not Available	29	7,464,347	1.44	257,391	7.593	93.47	93.47	727	0.00
0.01 - 30.00	439	61,820,655	11.90	140,822	8.014	96.14	96.14	651	24.25

35.01 - 40.00	503	87,549,065	16.86	174,054	7.742	96.02	96.02	655	37.95
40.01 - 45.00	662	129,546,502	24.94	195,690	7.664	96.47	96.51	656	42.84
45.01 - 50.00	486	104,298,847	20.08	214,607	7.577	95.55	95.55	655	47.76
50.01 - 55.00	325	66,053,817	12.72	203,243	7.637	96.47	96.49	649	52.47
Total:	2,811	519,331,161	100.00%	184,750	7.711	96.09	96.10	655	40.78
Non-zero Weighted Average DTI	40.78
Minimum DTI	1.38
Maximum DTI	55.00
Standard Deviation DTI	9.93

DISTRIBUTION BY CREDIT SCORE

Range of Credit Scores	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
550 - 559	31	4,125,518	0.79	133,081	8.969	94.06	94.14	556	41.40
560 - 579	137	22,596,094	4.35	164,935	8.401	92.34	92.43	569	41.13
580 - 599	182	29,174,672	5.62	160,300	8.261	94.57	94.58	590	40.27
600 - 619	541	85,190,213	16.40	157,468	8.194	97.61	97.61	610	40.84
620 - 639	510	83,179,688	16.02	163,097	7.908	96.86	96.87	629	39.79
640 - 659	357	61,742,393	11.89	172,948	7.722	97.24	97.25	648	41.29
660 - 679	318	68,929,855	13.27	216,761	7.390	96.35	96.35	669	41.54
680 - 699	313	68,486,452	13.19	218,807	7.256	94.88	94.90	689	41.10
700 - 719	179	40,725,686	7.84	227,518	7.206	95.48	95.48	709	41.87
720 - 739	99	20,831,468	4.01	210,419	7.242	95.93	95.93	729	38.75
740 - 759	67	15,523,189	2.99	231,689	7.441	94.92	94.92	748	39.51
760 - 779	48	13,095,412	2.52	272,821	7.276	94.91	95.01	769	40.93
780 - 799	21	4,344,333	0.84	206,873	7.347	95.87	95.87	787	39.84
800 +	8	1,386,188	0.27	173,274	7.708	95.93	95.93	807	33.60
Total:	2,811	519,331,161	100.00%	184,750	7.711	96.09	96.10	655	40.78
Weighted Average FICO	655
Minimum FICO	551
Maximum FICO	812
Standard Deviation FICO	49

DISTRIBUTION BY PREPAYMENT PENALTY TERM

Prepayment Penalty Term (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0	689	133,451,300	25.70	193,688	7.983	95.52	95.54	658	40.54
12	117	39,246,172	7.56	335,437	7.402	94.14	94.14	670	42.99
24	1,573	270,598,344	52.11	172,027	7.690	96.70	96.71	650	40.41
30	3	608,248	0.12	202,749	8.549	100.00	100.00	640	47.68
36	429	75,427,098	14.52	175,821	7.456	95.88	95.89	659	41.36
Total:	2,811	519,331,161	100.00%	184,750	7.711	96.09	96.10	655	40.78

DISTRIBUTION BY LIEN TYPE

Lien Position	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1st Lien	2,811	519,331,161	100.00	184,750	7.711	96.09	96.10	655	40.78
Total:	2,811	519,331,161	100.00%	184,750	7.711	96.09	96.10	655	40.78

Contact Information

HSBC Securities
Principal Finance
Jon Voigtman Managing Director Head of Principal Finance	Tel: (212) 525-2348 Fax: (646) 366-2521 jon.voigtman@us.hsbc.com
Andrea Lenox Vice President	Tel: (212) 525-4600 Fax: (646) 366-3647 andrea.lenox@us.hsbc.com
Kristine Lock Assistant Vice President	Tel: (212) 525-3307 kristine.lock@us.hsbc.com
Jay Kilpatrick Senior Vice President Head of Contract Finance	Tel: (212) 525-4140 jay.kilpatrick@us.hsbc.com
Syndicate and ABS / MBS Trading
Caroline Morrill Managing Director	Tel: (212) 525-3785 Fax: (646) 366-3434 caroline.morrill@us.hsbc.com
Michael Banchik Senior Vice President	Tel: (212) 525-3399 Fax: (646) 366-3142 michael.banchik@us.hsbc.com
George Smith Managing Director ABS Trading	Tel: (212) 525-3786 Fax: (646) 366-3435 george.smith@us.hsbc.com
Structuring and Whole Loan Trading
Martin Priest Vice President	Tel: (212) 525-4198 martin.priest@us.hsbc.com
Mark Wirth Senior Vice President	Tel: (212) 525-4029 mark.wirth@us.hsbc.com
Kaushal Thakkar Assistant Vice President	Tel: (212) 525-3307 kaushal.thakkar@us.hsbc.com
Rating Agencies
Michael McCormick – S&P	Tel: (212) 438-1643 Fax: (212) 438-7321 Michael_McCormick1@standardandpoors.com
Joe Grohotolski – Moody’s	Tel: (212) 553-1019 Joseph.Grohotolski@moodys.com
Wen Hsu – Fitch	Tel: (212) 908-0261 Wen.Hsu@fitchratings.com

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement.  Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.